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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2002

Sepracor Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19410 (Commission File Number)	22-2536587 (IRS Employer Identification No.)
84 Waterford Drive Marlborough, MA (Address of principal executive offices)		01752 (Zip Code)

Registrant's telephone number, including area code: (508) 481-6700

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

        On November 19, 2002, Sepracor Inc. announced that a purported class action lawsuit has been brought against it and certain of its current and former officers in the United States District Court for the District of Massachusetts. The plaintiff claims to represent all purchasers of Sepracor convertible debt securities during the period from December 4, 2000 through March 6, 2002 and seeks unspecified damages on their behalf. The plaintiff alleges that the defendants misled the purchasers of Sepracor's convertible debt securities concerning prospects for Sepracor's drug candidate, Soltara™.

        A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

          See Exhibit Index attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2002	SEPRACOR INC.
	By:	/s/ DAVID P. SOUTHWELL
David P. Southwell Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 19, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX